UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________________________________
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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ORIGIN MATERIALS, INC.
(Name of Registrant as Specified In Its Charter)

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ORIGIN MATERIALS, INC.
930 Riverside Parkway, Suite 10
West Sacramento, California 95605
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 7:30 a.m. Eastern Time on Tuesday, May 6, 2025
Dear Stockholders of Origin Materials, Inc.:

We cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Origin Materials, Inc., a Delaware corporation, which will be held on Tuesday, May 6, 2025 at 7:30 a.m. Eastern Time. To facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast. In order to attend the Annual Meeting, you must register in advance at www.proxyvote.com prior to the deadline of 11:59 p.m. Eastern Time on May 5, 2025. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the meeting in person. The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.To elect the three nominees named in the accompanying Proxy Statement to serve as Class I directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for our fiscal year ended December 31, 2025;
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement;
4.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on March 10, 2025 as the record date for the Annual Meeting. Only stockholders of record on March 10, 2025 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
On or about March 26, 2025, we expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice will contain instructions on how to access our Proxy Statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying Proxy Statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the Internet, telephone or mail.
We appreciate your continued support of Origin.

By order of the board of directors,

John Bissell
Chief Executive Officer
West Sacramento, California
March 24, 2025

-i-

ORIGIN MATERIALS, INC.
PROXY STATEMENT
FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 7:30 a.m. Eastern Time on Tuesday, May 6, 2025
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2025 annual meeting of stockholders of Origin Materials, Inc., a Delaware corporation (“Origin” or the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 6, 2025 at 7:30 a.m. Eastern Time. To facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast. In order to attend the Annual Meeting, you must register in advance at www.proxyvote.com prior to the deadline of 11:59 p.m. Eastern Time on May 5, 2025. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the meeting in person. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report is first being mailed or available to stockholders on or about March 26, 2025 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
What is Origin?
Origin is a technology company with a mission to enable the world’s transition to sustainable materials. Our innovations include PET closures for an estimated global closures market opportunity of greater than $65 billion. Our PET closures enable fully-recyclable PET beverage containers and reduce waste through light-weighting, while providing enhanced performance such as greater oxygen and CO2 barrier properties that can increase shelf-life. Our furanics technologies include our furanics platform for transforming carbon into sustainable materials for a wide range of end products capable of addressing an estimated $1 trillion market opportunity, including food and beverage packaging, clothing, textiles, plastics, car parts, carpeting, tires, adhesives, soil amendments, and fuels.
Our Products and Technologies
PET Closures Technology Platform
Our PET closures and technologies for producing them reflect our mission to enable the world's transition to sustainable materials, as well as our polymer expertise and platform development capability. We are are going to market with what we believe is the first commercially viable PET closure. We anticipate that our PET closure solutions can be transformative for packaging by designing for recycling circularity and improving the performance and sustainability of packaging. Our product candidates for markets include the PCO 1881 compliant PET closure and a tethered PET closure designed to comply with European cap tethering mandates and keep caps connected to bottles.

Our first Origin CapFormer System, a PET closure manufacturing system, successfully completed its Factory Acceptance Test (“FAT”), which involves a series of tests performed on the system to ensure that the system meets the requirements and functions as intended, in September 2024. Since September 2024, our CapFormer System has produced caps for commercial qualification and has been delivered to our operations and manufacturing center in Reed City, Michigan, where it commenced commercial production in February 2025. We anticipate bringing online additional CapFormer Systems as part of our scale-up strategy. In February 2025, we announced that three new CapFormer lines were nearing completion, with eight total lines expected by the end of December 2025.
Furanics Technologies Including Biomass Conversion Platform
In addition to our closures business, we have developed a number of technologies related to furanics, a class of chemicals with properties enabling the production of widespread and valuable materials, like plastics. These include our proprietary technology for transforming biomass, or plant-based carbon, into versatile intermediate chemicals. These intermediate chemicals include chloromethylfurfural ("CMF") and hydrothermal carbon (“HTC”), which we collectively refer to as Furanic Intermediates, as well as oils and extractives and other co-products. We believe that products made using our furanics technology at sufficient scale and maturity can compete directly with petroleum-derived products on both performance and price while being sustainable and lowering the carbon footprint.
CMF is a chemically flexible intermediate that can be converted into a variety of products, including numerous commodity and specialty chemicals. Applications include paraxylene (“PX”), which is a precursor to purified terephthalic acid (“PTA”) and subsequently PET; furandicarboxylic acid (“FDCA”), which can be converted into polyethylene furanoate (“PEF”). CMF target markets include food and beverage packaging, apparel, carpet fibers, adhesives, coatings and plasticizers. HTC is a diverse, high-potential material. Current applications of our HTC include a drop-in, energy-dense solid fuel. Our HTC product development pipeline includes carbon black replacement for tires, foams and dyes, paint and coating applications, and agriculture and soil products. Further, we believe oils and extractives could be used to produce cellulose-derived, low carbon intensity biofuels for transportation and marine fuel, industrial applications, and heat and power generation.
We continue to perform development work related to our furanics technology. Origin 1, our plant in Sarnia, Ontario, Canada, is currently operating “on demand” with reduced staffing, while preserving our ability to generate product at small volumes sufficient to explore scale-up with strategic partners. This decision was made in alignment with our near-term focus on PET closures as our path to profitability and our asset light strategy for our future plant to further scale up furanics technology. For our future plan, we have explored a variety of plant designs and conducted testing and optimization of various feedstocks to generate data that could influence our scale-up strategy.
Corporate History
On June 25, 2021, Artius Acquisition Inc. (“Artius”) completed a merger with Micromidas, Inc. (“Legacy Origin,” now known as Origin Materials Operating, Inc., “Origin Operating”). Upon closing of the transactions (the “Business Combination”), Artius acquired 100% of the issued and outstanding common shares of Origin Operating in exchange for shares of common stock of Artius, and Origin Operating became a wholly owned subsidiary of Artius. Upon the closing of the Business Combination, we changed our name from Artius Acquisition Inc. to Origin Materials, Inc. The executive officers of Artius resigned, and the executive officers of Origin Operating were appointed to be the executive officers of Origin Materials, Inc. In addition, certain members of the Artius board of directors and Origin Operating board of directors resigned in connection with the Business Combination.
What matters am I voting on?
You will be voting on the following proposals:
•the election of three Class I directors as named in this Proxy Statement to serve until our 2026 annual meeting of stockholders;
•the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ended December 31, 2025;
•the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and
•any other business as may properly come before the Annual Meeting.
As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:
•“FOR” the election of Pia Heidenmark Cook, William J. Harvey, and Craig A. Rogerson as Class I directors;
•“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ended December 31, 2025; and
•“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.
Who is entitled to vote?
Holders of our common stock as of the close of business on March 10, 2025, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.
Registered Stockholders. If on the Record Date, shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If on the Record Date, shares of our common stock are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote in person at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the Internet or by telephone, your Notice or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain Internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank, trustee or other nominee as “street name stockholders.”
A list of stockholders of record entitled to vote shall be available to any stockholder for any purpose relevant to the Annual Meeting for 10 days prior to the Annual Meeting upon request to the Office of the Corporate Secretary. Please send the request to Origin Materials, Inc., Attention: Secretary, 930 Riverside Parkway, Suite 10, West Sacramento, California 95605.
What constitutes a quorum for the Annual Meeting?
A quorum is required for stockholders to conduct business at the Annual Meeting. The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. As of the close of business on the Record Date, there were 149,456,676 shares of our common stock outstanding. Shares present, in person or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a stockholder’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum.
How many votes do I have?
In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
How many votes are needed to approve each proposal?
•Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote generally on the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of an abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “WITHHOLD” on each of the nominees.
•Proposal No. 2: The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. “Majority” means the number of shares voted “FOR” must exceed the number of votes “AGAINST.” Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 3: The determination, on a non-binding, advisory basis, of our stockholders’ preference regarding the compensation of our named executive officers requires a majority vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may indicate whether you approve, on a non-binding advisory basis, of the compensation of our named executive officers, or you may “abstain” from voting on the proposal. “Majority” means the number of shares voted “FOR” must exceed the number of votes “AGAINST.” Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

How do I vote?
If you are a stockholder of record, there are three ways to vote:
•By Internet: You may submit a proxy over the Internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 5, 2025 (have your Notice or proxy card in hand when you visit the website);
•By Toll-free Telephone: You may submit a proxy by calling 1-800-690-6903 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 5, 2025 (have your Notice or proxy card in hand when you call); or
•By Mail: You may complete, sign and mail your proxy card (if you received printed proxy materials) which must be received by us by 11:59 p.m. Eastern Time on May 5, 2025.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank trustee or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or by Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.
Can I change my vote after submitting my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before date of the Annual Meeting in any one of the following ways:
•You may enter a new vote by Internet or by telephone until 11:59 p.m. Eastern Time on May 5, 2025;
•You may submit another properly completed, proxy card by mail with a later date, which must be received by us by 11:59 p.m. Eastern Time on May 5, 2025; or
•You may send written notice that you are revoking your proxy to our Secretary at Origin Materials, Inc., 930 Riverside Parkway, Suite 10, West Sacramento, California 95605, which must be received by us by 11:59 p.m. Eastern Time on May 5, 2025.
If you are a street name stockholder, your broker or nominee can provide you with instructions on how to change your vote.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Our board of directors has designated John Bissell, Matt Plavan, and Joshua Lee as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described under “How does the board of directors recommend I vote on these proposals?” above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about March 26, 2025 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
Brokerage firms and other nominees, for example banks or agents, holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal No. 2, a “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine” under the rules of the New York Stock Exchange (“NYSE”). “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not contested), executive compensation (including any advisory stockholder vote on executive compensation) and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1 or No. 3 without your instructions, but may vote your shares on Proposal No. 2.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2026 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than November 26, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Origin Materials, Inc.
Attention: Secretary
930 Riverside Parkway, Suite 10,
West Sacramento, California 95605
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our Proxy Statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2026 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than the close of business on January 6, 2026 and
•not later than the close of business on February 5, 2026.
In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our Proxy Statement must be received no earlier than the close of business on the 120th day before our 2026 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•the 90th day prior to our 2026 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws and send timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a Proxy Statement. In addition to satisfying the foregoing requirements under our amended and restated bylaws, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Availability of Bylaws
Our bylaws are part of our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of eight members. Seven of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). Our board of directors is divided into three staggered classes of directors. At the annual meeting of stockholders, a class of directors will be elected for a one-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of March 24, 2025, and certain other information for our executive officers, each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing members of our board of directors:

Name	Age	Position
Executive Officers
John Bissell	39	Chief Executive Officer and Director
Matt Plavan	61	Chief Financial Officer and Chief Operating Officer
Joshua Lee	48	General Counsel and Secretary

Name	Class	Age	Position	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Pia Heidenmark Cook(1)(2)	I	53	Director	2025	2026
William J. Harvey(1)(2)	I	74	Director	2025	2026
Craig A. Rogerson(1)(3)	I	68	Director	2025	2026

Continuing Directors
John Bissell	III	39	Chief Executive Officer and Director	2026
John Hickox(1)(2)	III	68	Director	2026
Jim Stephanou(1)(3)	III	59	Director	2026
Kathleen B. Fish(2)(3)	II	67	Director	2026	—
R. Tony Tripeny	II	66	Director	2026	—
________________________
(1)Member of the Audit Committee
(2)Member of the Nominating and Corporate Governance Committee
(3)Member of the Compensation Committee
Executive Officers
John Bissell co-founded Origin Materials in November 2008 and has served as its Chief Executive Officer and a member of its board of directors since inception. Mr. Bissell was trained as a chemical engineer at UC Davis, and has extensive experience in R&D, engineering, and business development in the chemical industry. He’s been recognized by the US EPA, Forbes, and the University of California for his professional and technical contributions. Finally, he’s raised over half a billion USD in capital, and took Origin Materials public in 2021. We believe that Mr. Bissell’s extensive experience in the materials industry, his experience as an executive, and his leadership of Origin qualify him to serve as our director.
Matt Plavan has served as our Chief Financial Officer since November 2023, and since December 2024, Mr. Plavan has also served as Origin’s Chief Operating Officer. Mr. Plavan brings 30 years of successful leadership and board governance experience in public and privately held companies within the ag-tech, medical device, cell therapy, and healthcare industries, and is recognized for an ability to identify and capitalize on new market opportunities and follow-through execution of enterprise-wide growth initiatives. Most recently, from May 2022 to October 2023, Mr. Plavan served as Chief Executive Officer of IngredientWerks, Inc., having led the company's founding spin-out from Agrivida, Inc. and initial seed financing to launch a leading molecular farming company specializing in the development of plant-based animal protein ingredients for the alternative protein and food ingredient markets. Prior to launching IngredientWerks, Mr. Plavan joined Arcadia Biosciences, Inc. (“Arcadia”) as Chief Financial Officer in September 2016 and served as President and Chief Executive Officer from September 2018 to December 2021, successfully leading Arcadia through the transition from an agricultural biotechnology trailblazer to a dynamic revenue generating consumer food products company targeting on-trend wellness and wheat-based ingredient categories with disruptive nutrition density. Prior to joining Arcadia, Mr. Plavan spent a decade with Cesca Therapeutics, Inc. (formerly known as ThermoGenesis Corp), his latest role serving as Chief Executive Officer and board member, successfully leading a transformational pivot from a medical device manufacturer to a high-value stem cell therapy company. As a Chief Financial Officer, Mr. Plavan also led the finances of two high-tech private equity backed companies, StrionAir Inc. and Reason, Inc., positioning each for successful exits. Previously, Mr. Plavan spent a half dozen years with McKesson Corporation, the oldest and largest healthcare company in the U.S., his latest role serving as Vice President of Finance for the health care information services division, iMcKesson. Mr. Plavan began his career with a six-year tenure at Ernst & Young, LLC. Mr. Plavan is an inactive certified public accountant and earned a bachelor’s degree in business economics from the University of California, Santa Barbara.
Joshua Lee has served as our General Counsel and Secretary since June 2021. Mr. Lee joined Origin Operating as its Corporate Counsel in February 2018 and served as its General Counsel from December 2020 to June 2021. Mr. Lee has also served as Secretary of Origin Operating since February 12, 2020 and as Origin’s Secretary since June 2021. Prior to joining Origin Operating, Mr. Lee was an attorney at Miller Barondess, LLP from 2016 to 2018, and at Irell & Manella LLP from 2009 to 2016. Mr. Lee received a B.A. in Economics and German from the University of Southern California, an M.A. in Economics from the University of Southern California, and a J.D. from Yale Law School.
Nominees for Director
Pia Heidenmark Cook has served on Origin’s board of directors since June 2021. Ms. Cook has also served as Chief Sustainability Officer at Ingka Group (“IKEA”), from 2017 to August 2021. Prior to this position, she served as head of Sustainability in IKEA Retail & Expansion for the IKEA Group from 2011 to 2017 and as head of Communications for the IKEA Foundation from 2008 to 2011. Prior to joining IKEA in 2008, Ms. Cook served as Vice President of Corporate Social Responsibility at the Rezidor Hotel Group from 2001 to 2008. Ms. Cook currently serves on the boards of Bupa, MAX Burgers AB, and from January 2023, Decathlon SA. Ms. Cook also serves as senior advisor to Teneo, Eurazeo’s Sustainability Impact Fund and the DO Group. Ms. Cook has previously served on the board of Decathlon SA, a sporting goods retailer, as Co-Chair of The Retailers’ Environmental Action Programme, and as Chairman of the tourism branch of the Prince of Wales Business Leaders Forum. Ms. Cook received a Technical Licentiate degree and a M.Sc. in Environmental Management from the University of Lund, Sweden, and a M.Sc. in International Business Administration and Economics from Uppsala University, Sweden. We believe that Ms. Cook’s extensive experience in sustainability and corporate social responsibility qualifies her to serve as our director.
William J. Harvey has served as a member of Origin’s board of directors since June 2017 and as the Chair of the Nominating and Governance Committee since June 2021. Mr. Harvey served from July 2009 to December 2016 as the President of DuPont Packaging & Industrial Polymers (“P&IP”), a global business unit of E. I. du Pont de Nemours & Company, Inc. (“DuPont”). Mr. Harvey was also a member of the board of directors of Bridgestone Americas, Inc., the North American subsidiary of a Japanese multinational auto and truck parts manufacturer, from June 2017 through December 2023. Since March 2011, Mr. Harvey has served on the board of directors of Kennametal, Inc., a public supplier of tooling and industrial materials. In March 2020, Mr. Harvey joined the management board of Huber Engineered Woods LLC, a manufacturer and supplier of wood products and a wholly owned subsidiary of J.M. Huber Corporation. Since March 2021, Mr. Harvey has been a member of the board of Clean Chemistry, Inc, a start-up company owned by Black Bay Energy Capital (“Black Bay”) and, in connection with that assignment, Mr. Harvey sits on the Black Bay advisory board, which reviews strategic investment opportunities. Mr. Harvey has also served as a member of the board of The Delrin Company, a former DuPont business, since January 2024. Mr. Harvey received an MBA from the Darden School at the University of Virginia and a B.S. in Economics from Virginia Commonwealth University. We believe that Mr. Harvey’s broad experience as an executive and board member in the packaging and materials industries qualify him to serve as our director.
Craig A. Rogerson became a member of Origin’s board of directors beginning on May 1, 2023. Mr. Rogerson has four decades of executive experience leading private and publicly held specialty chemical companies. He served as Chairman, President and Chief Executive Officer of Hexion Inc., a leading global producer of adhesives and performance materials, from July 2017 until his retirement in January 2023. Hexion filed for Chapter 11 bankruptcy in April 2019 and reemerged from bankruptcy in July 2019. Previously, he served from December 2008 to April 2017 as Chairman, President and Chief Executive Office at Chemtura Corporation, a global developer, manufacturer and marketer of engineered industrial specialty chemicals. Mr. Rogerson also served as President, Chief Executive Officer and Director of Hercules Incorporated, a global manufacturer of specialty chemicals, from December 2003 until November 2008. He has served as independent board chair of PPL Corporation, an electric utility company, since March 2021 and has served on the board of PPL Corporation since September 2005. Mr. Rogerson currently serves as Executive Chairman of The Lycra Company and serves on the boards of Vibrantz Technologies, the Pancreatic Cancer Action Network, and McLaren Northern Michigan Hospital. He also previously served on the boards of Ashland Global Holdings Inc., a chemicals manufacturer, from February 2019 to February 2021, the Society of Chemical Industry and the American Chemistry Council. Mr. Rogerson holds a chemical engineering degree from Michigan State University, and continues to serve on the Michigan State University College of Engineering Alumni board and on the advisory board of the Michigan State University Chemical Engineering & Materials Science Department. We believe that Mr. Rogerson is qualified to serve on our board of directors given his extensive leadership experience with manufacturing companies.

Continuing Directors
For a biography of Mr. Bissell, please see the section above titled “—Executive Officers.”
John Hickox joined the Company’s board of directors and was appointed Chair of the Audit Committee in March 2024 following a distinguished career spanning 40 years in auditing, accounting, FP&A, corporate governance, and executive leadership. Most recently, he assisted Kaizen Analytics, LLC in a contract COO capacity from June 2021 to April 2022. Mr. Hickox was a senior advisory partner at KPMG from May 2004 until he retired in September 2017, where he serviced a range of public clients (mid range to Fortune 10), including chemical and packaging industry clients, in the areas of Sarbanes-Oxley / regulatory compliance, internal audit / risk management, as well as spearheading the KPMG Americas Sustainability Practice, focusing on impactful corporate stewardship, strategy, reporting and profit maximization. From December 1997 to October 2002, Mr. Hickox served as an advisory partner at Ernst & Young where he served clients with their Internal Audit functions with a strong focus on operational improvement, as well as the lead partner on key accounts. Mr. Hickox received a B.B.A. in Accounting from Texas A&M University. We believe that Mr. Hickox’s experience in auditing, accounting, FP&A, corporate governance, and executive leadership, including advising companies in the chemical packaging industries, qualifies him to serve as our director.
Jim Stephanou has served on Origin’s board of directors since June 2023. Mr. Stephanou is Chief Executive Officer for IPS (Integrated Project Services) and brings over thirty years of experience in manufacturing operations and engineering, including his current role as CEO of IPS, an engineering and construction services provider to the life sciences sector. Previously, he served as Vice President and Global Head of Engineering at Merck & Co., Inc. (“Merck”), a position he held from 2015 to 2023. Prior to joining Merck, he held various leadership positions at Bayer Technology Services Americas for over a decade, including roles as Vice President of Asset Management, Vice President and Plant Manager for Manufacturing and Technology, and Regional Director of Engineering and Maintenance. Mr. Stephanou joined Lyondell Basell Industries N.V. in 1988 and held a variety of supervisory positions with the company before being named Manager of Maintenance and Reliability in 2000. Mr. Stephanou holds a mechanical engineering degree from Drexel University. We believe that Mr. Stephanou’s experience in manufacturing operations and engineering qualifies him to serve as our director.
Kathleen B. Fish has served on Origin’s board of directors since June 2021 and as Chair of the Compensation Committee since February 2023. Ms. Fish served as Chief Research, Development and Innovation Officer of Procter & Gamble, a consumer goods company, from February 2014 until December 2020. Prior to this, Ms. Fish served as vice president of the Global Fabric Care R&D organization at Procter & Gamble from January 2009 to January 2014, and as vice president of the Global Baby Care R&D organization at Procter & Gamble from November 2003 to November 2008. Ms. Fish joined Procter & Gamble in 1979 as part of its Product Development (R&D) organization. Ms. Fish is currently a member of the board of directors of USA Swimming and has served on the board of directors of Balchem, an industrial gas company, since June 2021. Ms. Fish received a B.S. in Chemical Engineering from Michigan State University. We believe that Ms. Fish’s leadership experience in the consumer goods industry qualifies her to be on our board of directors.
R. Tony Tripeny has served as Chair of Origin’s board of directors since March 2024, and has served as a member of Origin’s board of directors beginning May 1, 2023. Previously from May 1, 2023 through March 1, 2024, Mr. Tripeny also served as Chair of the Audit Committee. Mr. Tripeny brings over three decades of significant operational, strategy, and M&A experience, extensive knowledge of the manufacturing, technology, and materials science industries, and a background in international corporate finance. Since 2022, he has served as a director at Mesa Laboratories, Inc., a global leader in the design and manufacturing of life science tools and critical quality control solutions. Mr. Tripeny has also served the board of IperionX Ltd., a titanium metal and critical materials company, since March 2025. During his career with Corning, Incorporated, a global leading innovator in materials science, Mr. Tripeny held various, progressive leadership roles in the areas of corporate accounting and finance, including Executive Vice President, Chief Financial Officer from September 2015 to February 2022 and Senior Vice President, Corporate Controller and Principal Accounting Officer from April 2009 to August 2015. He also served on the board of Hardinge Inc., a multi-national machine tool builder, from February 2012 to May 2018 and as a Financial Analyst for GKN Automotive Inc., an automotive technology company, from 1981 to 1985. Mr. Tripeny holds an economics degree from the University of Pennsylvania’s Wharton School of Business and is a member of the Financial Executives Institute and the Institute of Management Accounting. We believe that Mr. Tripeny’s leadership experience and knowledge of corporate finance qualify him to serve on our board of directors.
Board Leadership Structure
We believe that all members of our board of directors should have a voice in the affairs and the management of Origin. The board of directors believes that our stockholders are best served at this time by having a chairperson, who is an integral part of our board of directors structure and a critical aspect of effective corporate governance. Mr. Tripeny is the chairperson of our board of directors, and has served as such since March 1, 2024. Mr. Tripeny brings considerable skills and experience, as described above, to the role. While our Chief Executive Officer has primary responsibility for preparing the agendas for meetings of our board of directors, our chairperson has significant responsibilities, which are set forth in our bylaws, and include, in part:
•Establishing the agenda for regular meetings of our board of directors;
•Coordinating with the committee chairs regarding meeting agendas and information requirements, and presiding over portions of meetings of our board of directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed;
•Coordinating the activities of the other directors, and performing such other duties as our board of directors may establish or delegate from time to time; and
•Acting as principal liaison between the members of our board of directors and the Chief Executive Officer.
The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our chairperson and other directors, provide balance on our board of directors and promote strong, independent oversight of our management and affairs.
Role of the Board of Directors in Risk Oversight
One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not anticipate having a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss any major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Director Independence
Our common stock is listed on Nasdaq. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors, as affirmatively determined by the board of directors. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nasdaq listing standards. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq.
Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that each of our current directors, Messrs. Harvey, Hickox, Rogerson, Stephanou, and Tripeny, and Mses. Cook and Fish, and our former directors, Mr. Drucker and Ms. Richardson who each served as a director during 2024, qualifies as “independent” as defined under the applicable Nasdaq rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Bissell is not deemed independent due to his position as our Chief Executive Officer, and our former director, Mr. Riley, who served as a director during 2024, was also not deemed independent due to his position as our Co-Chief Executive Officer.
Family Relationships
There are no family relationships between the board of directors and any of our executive officers.

Board Meetings and Committees
During our year ended December 31, 2024, our board of directors held six meetings (including regularly scheduled and special meetings). The Audit Committee met six times during the year ended December 31, 2024. The Compensation Committee met four times during the year ended December 31, 2024. The Nominating and Corporate Governance Committee met four times during the year ended December 31, 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.
Committees of the Board of Directors
The board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by the board of directors. The board of directors may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The Audit Committee consists of John Hickox, Pia Heidenmark Cook, William J. Harvey, Craig A. Rogerson, and Jim Stephanou. Our board of directors has determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the Audit Committee is John Hickox. Our board of directors has determined that Messrs. Hickox and Rogerson are each an “audit committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of the board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•helping the board of directors oversee corporate accounting and financial reporting processes;
•managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing related person transactions;
•overseeing climate-related risks and opportunities and monitoring Origin’s compliance with Environmental Social Governance (“ESG”) and related legal and regulatory requirements impacting our accounting and financial reporting, including climate-related disclosures in our financial statements;
•monitoring material risks relating to data privacy, technology and information security, including cybersecurity, threats and back-up of information systems and the Company’s processes for assessing, identifying, and managing such risks, as well as the Company’s internal controls and disclosure controls and procedures relating to cybersecurity incidents.
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the charter of our Audit Committee is available on our website at www.originmaterials.com under “Investors – Governance – Governance Documents.”
Compensation Committee
Our Compensation Committee consists of Kathleen B. Fish, Craig A. Rogerson, and Jim Stephanou. The chair of the Compensation Committee is Ms. Fish. Our board of directors has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee will include:
•reviewing and approving the compensation of the Chief Executive Officer, other executive officers and senior management;
•reviewing and recommending to the board of directors the compensation of directors;
•administering the equity incentive plans and other benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and
•reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the charter of our Compensation Committee is available on our website at www.originmaterials.com under “Investors – Governance – Governance Documents.”
Compensation Committee Processes and Procedures
The Compensation Committee meets periodically throughout the year to, among other responsibilities, manage and evaluate our executive compensation program, and generally determines, which may be subject to final board of directors approval, the principal components of compensation (base salary, performance bonus awards, and equity awards) for our executive officers on an annual basis. Typically, the Compensation Committee will meet at least twice annually and with greater frequency if necessary. The Compensation Committee meets from time to time in executive session. In addition, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Compensation Committee does not delegate authority to approve executive officer compensation.
The Compensation Committee does not maintain a formal policy regarding the timing of granting equity awards to our executive officers and generally grants equity awards annually to executive officers , as well as at such other times as it determines appropriate, which typically includes when an executive officer is hired or promoted, and for retention or other purposes. The Compensation Committee typically grants equity awards on regularly scheduled dates that occur once a quarter. The Compensation Committee will continue to evaluate its equity grant practices as we continue to evolve and grow as a public company.
The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. Our Compensation Committee also works with and receives information and analyses from management, including within our legal, finance, and human resources departments, and our Chief Executive Officer, and considers such information and analyses in determining the structure and amount of compensation to be paid to our executive officers, including our named executive officers. Our Chief Executive Officer evaluates and provides to the Compensation Committee executive officer performance assessments and management’s recommendations and proposals regarding executive officer compensation programs and decisions affecting base salaries, equity compensation, and other compensation-related matters outside of the presence of any other named executive officers. However, our Compensation Committee retains the final authority to make all compensation decisions. While our Chief

Executive Officer discusses his recommendations with the Compensation Committee, he may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.
In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the year ended December 31, 2024, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its compensation consultant. The Compensation Committee requested that Meridian:
•guide the Compensation Committee’s decision making with respect to executive compensation matters in light of the Company’s business strategy, pay philosophy, prevailing market practices, shareholder interests, and relevant regulatory mandates;
•provide advice on the Company’s executive pay philosophy;
•provide advice on the Company’s compensation peer group;
•provide incentive plan design advice, for both annual and various long-term incentive vehicles and other compensation and benefit programs that meet Company objectives;
•provide comprehensive competitive market studies as background against which the Compensation Committee can consider CEO and senior management base salary, annual bonus opportunity, long-term incentive awards, benefits, perquisites, and severance protections;
•provide consulting and competitive market data on outside director compensation matters; and
•apprise the Compensation Committee about emerging best practices and changes in the regulatory and corporate governance environment.
As part of its engagement, Meridian developed and presented a comparative group of companies, performed analyses of competitive performance and compensation levels for that group, and presented recommendations to the Compensation Committee for its consideration. Following an active dialogue with Meridian, the Compensation Committee approved the recommendations.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of William Harvey, Pia Heidenmark Cook, Kathleen B. Fish, and John Hickox. The chair of the Nominating and Corporate Governance Committee is William Harvey. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.
Specific responsibilities of the Nominating and Corporate Governance Committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on the board of directors;
•considering and making recommendations to the board of directors regarding the composition and chairmanship of the committees of the board of directors;
•overseeing and advising the board of directors on our goals, strategies, and commitments related to sustainability and ESG matters other than those impacting our accounting and financial reporting, including climate risks and opportunities, human rights and human capital management, community and social impact, and diversity and inclusion;
•developing and making recommendations to the board of directors regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and
•overseeing periodic evaluations of the performance of the board of directors, including its individual directors and committees.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable Nasdaq listing standards. A copy of the charter of our Nominating and Corporate Governance Committee is available on our website at www.originmaterials.com under “Investors – Governance – Governance Documents.”
Board Diversity

While we do not have a formal diversity policy in place, our Nominating and Corporate Governance Committee considers the diversity of our board of directors overall with respect to age, disability, gender identity or expression, ethnicity, military veteran status, national origin, race, religion, sexual orientation, and other backgrounds and experiences. Our Nominating and Corporate Governance Committee is committed to actively seeking out and will instruct any search firm it engages to identify, individuals who will contribute to the overall diversity of our board of directors to be included in the pool of candidates from which nominees to our board of directors are selected. Our board of directors monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively. Our board of directors fully appreciates the value of a diversity of viewpoints, background and experiences as important to the selection of directors to enhance our board of director’s cognitive diversity and quality of dialogue in the boardroom.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Our board of directors believes that it should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full board of directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above.
This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Any nomination must comply with the requirements set forth in our bylaws and should be sent in writing to our Secretary at Origin Materials, Inc., 930 Riverside Parkway, Suite 10, West Sacramento, California 95605. To be timely for our 2026 annual meeting of stockholders, our Secretary must receive the nomination no earlier than January 6, 2026 and no later than February 5, 2026. In addition, stockholders who intend to solicit proxies in support of director nominees other than Origin’s nominees must also comply with the additional requirements of Rule 14a-19(b).
Communications with the Board of Directors
Interested parties wishing to communicate with our board of directors or with individual members of our board of directors may do so by writing to our board of directors or to the particular members of our board of directors, and mailing the correspondence to our Secretary at Origin Materials, Inc., 930 Riverside Parkway, Suite 10, West Sacramento, California 95605. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Corporate Governance portion of our website at www.originmaterials.com under “Investors – Governance – Governance Documents.” We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Anti-Hedging and Pledging Policies
Our board of directors has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Under our Insider Trading Policy, directors and executive officers, as well as other employees, are prohibited from engaging in the following activities with respect to the Company’s common stock:
•Hedging their interest in Company shares by selling short or trading or purchasing “put” or “call” options on our common stock or engaging in similar transactions; and
•Pledging any shares of our common stock without prior clearance from our Corporate Compliance Officer as outlined in our Insider Trading Policy.
As of the date of this Proxy Statement, no shares of Company common stock were pledged by any director or executive officer.
Director Compensation
We have a non-employee director compensation policy pursuant to which our unaffiliated, non-employee directors are eligible to receive equity awards and annual cash compensation for service on our board of directors and committees of our board of directors. In light of considerations related to the Company’s then-current stock price, our board of directors amended the policy in May 2024 to reduce the grant date fair value of certain equity awards that non-employee directors were eligible to receive for calendar year 2024, as described below, with the grant date fair value of such equity awards automatically returning to the levels in effect immediately prior to such amendment for calendar years after 2024.
Pursuant to our non-employee director compensation policy, each non-employee director is entitled to a $50,000 annual cash retainer. The members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are also entitled to an annual cash retainer of $10,000, $5,000, and $5,000, respectively, other than the chair of each such committee, who is instead entitled to an annual cash retainer of $20,000, $15,000, and $15,000, respectively. Each non-employee director may elect to forego receiving payment of all (but not less than all) of the foregoing cash compensation and instead receive fully vested restricted stock units with an equivalent grant date fair value.
In addition to the cash compensation, each non-employee director who is first elected or appointed to the board of directors will also receive a one-time initial grant of restricted stock units with a grant date fair value of $150,000, to vest in three equal installments on the first, second and third anniversary of the grant date. Any non-employee director who is first elected or appointed to the board of directors on a date other than an annual stockholder meeting of the Company will be granted an additional number of restricted stock units with a grant date fair value of $130,000 (reduced to $85,000 for calendar year 2024 only), or, in the case of the chair of the board of directors, $205,000 (reduced to $160,000 for calendar year 2024 only), prorated to reflect the non-employee director’s partial service between the last annual stockholder meeting preceding the non-employee director’s election or appointment to the board of directors and the next annual stockholder meeting, and to vest in full on the earlier of the first anniversary of the grant date and the date of the Company’s next annual stockholder meeting. Each non-employee director continuing to serve as a non-employee director following a stockholder meeting occurring after June 25, 2021 will also receive an annual grant of restricted stock units with a grant date fair value of $130,000 (reduced to $85,000 for calendar year 2024 only), or, in the case of the chair of the board of directors, $205,000 (reduced to $160,000 for calendar year 2024 only). Each annual award will vest on the earlier of the first anniversary of the grant date and the Company’s next annual stockholder meeting.
Each non-employee director may elect to defer the delivery of shares in settlement of any award of restricted stock units described above until the earlier of (i) the 60th day following the director’s separation from continuous service on our board of directors and (ii) a change in control of the Company. Non-employee directors who reside outside the United States may, solely for non-U.S. tax planning purposes, elect to forego receiving the full (and not less than the full) annual grant and instead receive cash in an amount equal to the applicable grant date fair value of the annual grant. The cash will be delivered on the earlier of the first anniversary of the grant date and the date of the Company’s next annual stockholder meeting following the award and the director making such a cash election must use the cash to purchase common stock of the Company as soon as reasonably practicable consistent with the Company’s insider trading policy.
Each restricted stock unit and cash award described above is subject to the applicable director continuing to serve on our board of directors through the applicable vesting date(s). In addition, each such award will become fully vested and, as applicable, due and payable immediately prior to the closing of a change in control of the Company, subject to the applicable director remaining in continuous service on the board of directors until the vesting date. Each member of the board of directors subject to the non-employee director compensation policy is required to acquire and hold shares of our common stock with a fair market value of at least $250,000 (determined by the average closing price of a share of our common stock for the later of (x) the 30 consecutive trading days preceding December 31, 2022 or (y) the 30 consecutive trading days preceding December 31st of the calendar year of such director’s election or appointment to the board of directors) by the fifth anniversary of such director’s election to the board of directors.
Director Compensation
The following table sets forth a summary of the compensation received by our non-employee directors during our year ended December 31, 2024:

Director	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Bill Harvey (2)	$75,000	$84,999	$159,999
Kathleen B. Fish (3)	70,000	84,999	154,999
Pia Heidenmark-Cook (4)	65,000	—	65,000
Karen Richardson (5)	8,242	—	8,242
Charles Drucker (6)	5,275	—	5,275
R. Tony Tripeny (7)	54,121	160,000	214,121
Craig Rogerson (8)	65,000	84,999	149,999
Jim Stephanou (9)	65,000	84,999	149,999
John Hickox (10)	62,637	256,986	319,623
__________________
(1)The amounts reported in the Stock Awards column represent the grant date fair value of the annual restricted stock unit award that was granted under our 2021 Equity Incentive Plan (“2021 Plan”) to each of our eligible non-employee directors during 2024 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation Stock Compensation (“ASC 718”). Note that the amounts reported in the column reflect the accounting cost for these stock awards, and do not correspond to the actual economic value that may be received by the named directors from the stock award.
(2)As of December 31, 2024, Mr. Harvey held 158,734 stock options and 85,144 RSUs.
(3)As of December 31, 2024, Ms. Fish held 85,144 RSUs.
(4)Ms. Cook elected to receive a cash award in the amount of $65,000 in lieu of her annual restricted stock unit (“RSU”) grant that vests and is payable on the earlier of one-year following the grant date and the 2025 annual meeting date, subject to her continued service. Ms. Cook is to use the cash she receives to purchase shares of the Company’s common stock. As of December 31, 2024, Ms. Cook elected to defer the issuance of common shares in respect of 18,361 fully-vested RSUs.
(5)Ms. Richardson stepped down from the Company’s board of directors effective March 1, 2024.
(6)Mr. Drucker stepped down from the Company’s board of directors effective February 1, 2024.
(7)Mr. Tripeny elected to receive his quarterly retainer fees in RSUs in lieu of cash; $54,121 of the amount included in “Fees Earned or Paid in Cash” was paid in 64,338 fully-vested RSUs. As of December 31, 2024, Mr. Tripeny held 185,782 unvested RSUs, 25,510 of which he elected to defer the issuance of common shares. Mr. Tripeny elected to defer the issuance of common shares in respect of 86,175 fully-vested RSUs.
(8)Mr. Rogerson elected to receive his quarterly retainer fees in RSUs in lieu of cash; $65,000 of the amount included in “Fees Earned or Paid in Cash” was paid in 73,137 fully-vested RSUs, all of which Mr. Rogerson elected to defer the issuance of the common shares. As of December 31, 2024, Mr. Rogerson held 110,654 unvested RSUs, all of which he elected to defer the issuance of common shares. Mr. Rogerson elected to defer the issuance of common shares in respect of 154,370 fully-vested RSUs.
(9)As of December 31, 2024, Mr. Stephanou held 105,678 unvested RSUs. all of which he elected to defer the issuance of common shares. Mr. Rogerson elected to defer the issuance of common shares in respect of 74,256 fully-vested RSUs.
(10)Mr. Hickox became a member of the board of directors on March 1, 2024. Mr. Hickox elected to receive his quarterly retainer fees in RSUs in lieu of cash starting with the second quarter of 2024; $56,249 of the amount included in “Fees Earned or Paid in Cash” was paid in 47,626 fully-vested RSUs for which Mr. Hickox elected to defer the issuance of the common shares and the remaining $6,387 was paid in cash. As of December 31, 2024, Mr. Hickox held 360,879 unvested RSUs, all of which he elected to defer the issuance of common shares. Mr. Hickox elected to defer the issuance of common shares in respect of 88,218 fully-vested RSUs.
Our directors who are also our employees receive no additional compensation for their service as directors. During our fiscal year ended December 31, 2024, John Bissell and Rich Riley were our employees. Mr. Riley resigned as Co-Chief Executive Officer and as a member of the Board of Directors of the Company effective December 31, 2024. See the section titled “Executive Compensation” for additional information about the compensation paid to Messrs. Bissell and Riley.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of eight members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, three Class I directors will be elected for a one-year term to succeed the three Class I directors whose term is then expiring. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting, including virtually if applicable. All of the directors attended the 2024 Annual Meeting of Stockholders.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company, though the classification of our board ends with the next annual meeting of our stockholders, after which each of our directors will stand for election annually for a one-year term.
Nominees
Our Nominating and Corporate Governance Committee has unanimously nominated, and our board of directors has approved, Pia Heidenmark Cook, William J. Harvey, and Craig A. Rogerson as nominees for election as Class I directors at the Annual Meeting to hold office until the Company’s 2026 Annual Meeting of Stockholders and until a successor is elected and qualified or, if sooner, until the director’s death, resignation or removal. Ms. Cook joined our board of directors in June 2021. Mr. Harvey served as a member of the board of directors of Legacy Origin from June 2017 until the closing of the Business Combination in June 2021, and has served as a member of our board of directors since the closing of the Business Combination in June 2021. Mr. Rogerson joined our board of directors beginning on May 1, 2023. If elected, Ms. Cook and Messrs. Harvey and Rogerson will serve as Class I directors until our 2026 annual meeting of stockholders. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Ms. Cook and Messrs. Harvey and Rogerson. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our board of directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our board of directors chooses to reduce the number of directors serving on our board of directors. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
Vote Required
For the election of directors, the three nominees receiving the most “FOR” votes from the holders of shares present in person or virtually or represented by proxy and entitled to vote generally on the election of directors will be elected. Only votes “FOR” will affect the outcome.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”), independent registered public accountants, to audit our consolidated financial statements for our year ended December 31, 2025. During our year ended December 31, 2024, Deloitte & Touche LLP (“Deloitte”) served as our independent registered public accounting firm following the dismissal of Grant Thornton LLP in March 2023.
Notwithstanding the appointment of Deloitte and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ended December 31, 2025. Our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of Deloitte, our board of directors may reconsider the appointment.
Change in Independent Registered Public Accounting Firm
Dismissal of Grant Thornton LLP and Engagement of Deloitte & Touche LLP
The Audit Committee conducted an evaluation process to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Audit Committee, with the assistance of our management, evaluated several independent registered public accounting firms as part of this process, reviewing the qualifications, the independence and, if a firm was deemed to be qualified and independent to warrant further evaluation, the range of fees associated with their services.
On March 6, 2023, the Audit Committee approved the dismissal of Grant Thornton as our independent registered public accounting firm. Grant Thornton’s report on our consolidated financial statements as of and for the year ended December 31, 2022, which was included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2023 and 2022, and report on our internal control over financial reporting for the year ended December 31, 2022, which was included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2023 and 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in Grant Thornton’s reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in our internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in our Annual Report on Form 10-K for the year ended December 31, 2022.
During the audit of our consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2020, during the course of preparing for our business combination, and during the second quarter 2021 and third quarter 2021 interim reviews, we identified a material weakness in our internal controls over financial reporting. As discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, we concluded that the identified material weakness has been remediated.
We previously provided Grant Thornton with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Grant Thornton addressed to the SEC stating that they agree with the above statements. This letter was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 9, 2023.
On March 6, 2023, the Audit Committee approved the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ended December 31, 2023 based on an extensive review process considering, among other things, Deloitte’s ability to understand our business as its grows in scale and complexity.
Preceding the engagement of Deloitte, neither we nor anyone acting on our behalf consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.
Principal Accounting Fees and Services
The following tables set forth the aggregate fees for professional audit services and other services rendered by Deloitte and Grant Thornton for the years ended December 31, 2024 and 2023.
Deloitte

	2024	2023
Audit Fees(1)	$979,000	$1,007,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	2,000	64,000
Total Fees	$981,000	$1,071,000
Grant Thornton

2023
Audit Fees(1)	$175,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total Fees	$175,000
______________
(1) “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2) “All Other Fees” consists of fees billed for consulting services rendered in connection with tax incentives related to manufacturing site selection activities in 2023. It also includes product and subscription services.
In our year ended December 31, 2024, there were no other professional services provided by Deloitte that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has adopted an Audit Committee Pre-Approval Policy for Services of the Independent Registered Accounting Firm, or the Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. Under the Policy, all audit, audit-related and tax services to be provided by the independent registered public accounting firm are subject to pre-approval by the Audit Committee. In addition, the Policy authorizes the chairperson of the Audit Committee to pre-approve services not prohibited by the Policy to be performed by our independent registered public accounting firm and associated fees up to $120,000, provided that the chairperson is required to report any decision to pre-approve such audit- related or non-audit services and fees to the full Audit Committee at its next regular meeting. All audit-related and non-audit related services performed by our independent registered public accounting firm in 2024 were pre-approved.
Vote Required
The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee currently consists of John Hickox, Pia Heidenmark Cook, William Harvey, Craig Rogerson, and Jim Stephanou, all of whom are non-management directors. The Audit Committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the board of directors, which is available on the company’s website at www.originmaterials.com under “Investors – Corporate Governance”. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the board of directors:

John Hickox (Chair)
Pia Heidenmark Cook
William Harvey
Craig Rogerson
Jim Stephanou
This report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference herein.

PROPOSAL NO. 3
ADVISORY NON-BINDING VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. As described in detail under the heading “Executive Compensation,” our executive compensation program is designed to drive and reward performance and align the compensation of our named executive officers with the long-term interests of our stockholders. Please read the compensation tables and narrative disclosure that follow under the section titled “Executive Compensation” for information about our executive compensation program.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Our board and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and achieving our compensation program goals.
At the 2022 annual meeting of stockholders, our stockholders indicated, by a non-binding advisory vote, that they agreed with our Board’s recommendation that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as “say-on-pay,” every year. Our Board has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting. A “say-on-frequency” vote is required at least every six years and, as such, our next say-on-frequency vote will be no later than 2028.
We are asking our stockholders to vote “FOR” the following resolution:
“RESOLVED, that Origin’s stockholders hereby approve, on an advisory non-binding basis, the compensation paid to Origin’s named executive officers, as disclosed in the company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including in the compensation tables and the narrative discussions that accompany the compensation tables under the section titled ‘Executive Compensation.’”
Vote Required
The approval of this advisory non-binding proposal requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.
As an advisory vote, the outcome of the vote on this proposal is not binding. However, our management team, our board, and our Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by our stockholders, and will consider the outcome of this vote when making future executive compensation decisions.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of March 24, 2025. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
John Bissell	39	Chief Executive Officer and Director
Matt Plavan	61	Chief Financial Officer and Chief Operating Officer
Joshua Lee	48	General Counsel and Secretary

See the section titled “Directors, Executive Officers and Corporate Governance” for the biographies of each of our executive officers.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning the compensation of Origin’s named executive officers for the fiscal years ended December 31, 2024 and 2023, as applicable:

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
John Bissell	2024	$300,000	$—	$447,300	$14,636	$761,936
Chief Executive Officer	2023	300,000	—	498,679	11,888	810,567
Rich Riley(3)	2024	400,000	—	—	22,794	422,794
(Former) Co-Chief Executive Officer	2023	400,000	—	498,679	16,978	915,657
Matt Plavan	2024	350,000	—	239,554	13,806	603,360
Chief Financial Officer/Chief Operating Officer	2023	61,026	—	1,367,186	2,529	1,430,741
Joshua Lee	2024	290,000	—	223,650	10,452	524,102
General Counsel, Secretary	2023	211,827	—	249,339	11,062	472,228
__________________
(1)Amounts reported represent the aggregate grant date fair value of RSUs and performance-based RSUs (“PSUs”) granted to such named executive officers during the fiscal years ended December 31, 2024 and 2023 under the 2021 Plan, computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the time-based RSUs reported in this column are set forth in Note 2 – Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The grant date fair value for PSUs is reported based upon the probable outcome of the performance conditions. The value of the PSU awards granted in fiscal year 2023, assuming the highest level of the performance conditions would be achieved, would have been as follows: Mr. Bissell: $139,980; Mr. Riley: $139,980; Mr. Plavan: $74,999;and Mr. Lee: $69,990. No PSU awards were granted in fiscal year 2024.
(2)Consists of amounts for a phone and internet stipend and for health insurance, long-term disability insurance, and life insurance premiums paid on behalf of Messrs. Bissell, Riley, Plavan, and Lee.
(3)Mr. Riley resigned as the Company’s Co-Chief Executive Officer effective December 31, 2024.

Outstanding Equity Awards as of December 31, 2024
The following table presents information regarding outstanding equity awards held by Origin’s named executive officers as of December 31, 2024:

			Option Awards					Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
John Bissell	8/27/2015	3/25/2012	137,571	—		0.37	8/26/2025
	10/28/2020	2/16/2021	930,366	762,813	(1)	0.14	10/27/2030
	11/10/2021							0	(4)	—	175,000	224,000	(5)
	12/12/2022							100,000	(4)	128,000	—	—
	12/26/2023							300,000	(4)	384,000	150,000	192,000	(6)
	12/23/2024							450,000	(4)	576,000

Rich Riley	10/28/2020	10/28/2020	1,244,652	317,471	(2)	0.14	10/27/2030
	11/10/2021							—	(4)	—	175,000	224,000	(5)
	12/12/2022							100,000	(4)	128,000	—	—
	12/26/2023							300,000	(4)	384,000	150,000	192,000	(6)

Matt Plavan	10/30/2023							734,656	(4)	940,360	—	—
	12/26/2023							160,737	(4)	205,743	80,368	102,871	(6)
	12/23/2024							241,000	(4)	308,480

Joshua Lee	4/9/2019	2/5/2018	16,931	—		1.21	4/8/2029		(3)
	11/10/2021							0	(4)	—	43,750	56,000	(5)
	12/12/2022							45,000	(4)	57,600	—	—
	12/26/2023							150,000	(4)	192,000	75,000	96,000	(6)
	12/23/2024							225,000	(4)	288,000
__________________
(1)529,119 shares underlying this option vest in equal monthly amounts over a period of four years on the same day of the month as the vesting commencement date. The total of 529,119 shares subject to this option will have vested as of the fourth anniversary of the vesting commencement date, subject to Mr. Bissell’s continued service at each vesting date. 211,647 shares underlying this option expired and were forfeited during 2024 because the vesting condition was not achieved. 317,471 shares underlying this option vest when the VWAP of a share of common stock of Origin equals or exceeds $25.00 for 10 consecutive trading days during the five year period following the closing of the Business Combination, subject to Mr. Bissell’s continued service at the date such milestone is achieved. 423,295 shares underlying this option vest when the VWAP of a share of common stock of Origin equals or exceeds $50.00 for 10 consecutive trading days during the five year period following the closing of the Business Combination, subject to Mr. Bissell’s continued service at the date such milestone is achieved.
(2)Upon Mr. Riley’s resignation on December 31, 2024, 1,244,652 shares subject to this option were vested and outstanding and 317,471 shares remain unvested. The 317,471 shares underlying this option vest when the VWAP of a share of common stock of Origin equals or exceeds $25.00 for 10 consecutive trading days during the five-year period following the closing of the Business Combination, subject to Mr. Riley’s continued service at the date such milestone is achieved. 211,647 shares underlying this option expired and were forfeited during 2024 because the vesting condition was not achieved.

(3)The shares underlying this option vested upon the completion of the Business Combination.
(4)Reflects the grant of restricted stock units that vest ratably annually over three years from the grant date, subject to continuous service through each applicable vesting date.
(5)Reflects the grant of PSUs with vesting to be evaluated by our Compensation Committee at various points between 2022 and 2027 based on certain construction and production milestones as well as certain revenue and EBITDA metrics associated with our Origin 1 and Origin 2 plants, respectively. If these milestones and metrics are achieved during the applicable performance period, as determined by our Compensation Committee, the eligible awards will become vested. Eligible awards are subject to a multiplier if multiple milestones and metrics are achieved during the applicable performance periods. This multiplier is capped at 3 and is subject to downward reduction by straight line interpolation for partial achievement of revenue and EBITDA metrics.
(6)Reflects the grant of PSUs with vesting evaluated by our Compensation Committee on February 26, 2025 (the “Certification Date”), based on certain cash balances as of December 31, 2024. The percentage of the maximum number of awards achieved was determined to be 100%. One-third of the aggregate number of awards achieved vested on the Certification Date, and one-third shall vest on each of the one-and two-year anniversaries of January 1, 2025, subject to continuous service through each applicable vesting date.
Executive Compensation
Our Compensation Committee oversees the Company’s compensation and benefit plans, policies and programs, and administration of Company equity plans, and reviews and determines the compensation of the Company’s executive officers, directors, and senior management, as appropriate.
Other Features of Our Compensation Program
Employment Offer Letters
Each of our named executive officers is an at-will employee other than Rich Riley, who ceased being an employee on December 31, 2024, and is currently an advisor to the Company, as described in more detail below under the section titled—“Separation and Advisory Agreement with Rich Riley.” Each named executive officer other than John Bissell, who is a co-founder and Chief Executive Officer of the Company, and other than Mr. Riley, who resigned as Co-Chief Executive Officer as of December 31, 2024 , is currently party to an offer letter setting forth his terms of employment as of the date of the offer letter, including title, initial salary, grant of initial equity award(s), eligibility to participate in our health and welfare benefit plans, and, for Mr. Riley only, his appointment to our board of directors. The base salaries and any equity awards of our named executive officers are reviewed annually by the Compensation Committee, except for Mr. Riley who resigned as Co-Chief Executive Officer as of December 31, 2024. Please see the section titled “Outstanding Equity Awards as of December 31, 2024” for additional information regarding the equity awards held by our named executive officers.
John Bissell
John Bissell is the Company’s Chief Executive Officer. Mr. Bissell’s current annual base salary is equal to $300,000.
Rich Riley
Rich Riley was the Company’s Co-Chief Executive Officer and a party to an offer letter dated October 28, 2020 prior to resigning effective December 31, 2024. Prior to resigning, Mr. Riley’s base salary was equal to $400,000. In connection with his resignation, Mr. Riley entered into a separation and advisory agreement with the Company, as described in more detail below under the section titled—“Separation and Advisory Agreement with Rich Riley.”
Matt Plavan
Matt Plavan is the Company’s Chief Financial Officer and Chief Operating Officer, and is party to an offer letter dated September 25, 2023. Mr. Plavan’s current annual base salary is equal to $350,000.
Joshua Lee
Joshua Lee is the Company’s General Counsel and Secretary and is party to an offer letter dated January 9, 2018. Mr. Lee’s current annual base salary is equal to $290,000.

Separation and Advisory Agreement with Rich Riley

In connection with his resignation as Co-Chief Executive Officer, the Company and Mr. Riley entered into a separation and advisory agreement in December 2024, pursuant to which the Company will provide Mr. Riley with (i) cash severance equal to $600,000 (the equivalent of 18 months of base salary), paid on the Company’s normal payroll cycle over 18 months, and (ii) up to 18 months of health insurance premium payments. Pursuant to this agreement, Mr. Riley will provide the Company with advisory services from December 31, 2024 through January 2, 2026, during which period Mr. Riley’s equity awards will continue to vest. The severance benefits described above and the advisor arrangement, including continued vesting of Mr. Riley’s equity awards, are conditioned on Mr. Riley timely signing and not revoking a general release of claims in favor of the Company and satisfying certain other conditions.
Clawback
In October 2023, our Compensation Committee adopted an incentive compensation recoupment policy that complies with Nasdaq’s listing standards and SEC rules. The policy provides that, in the event we are required to prepare an accounting restatement, we will be required to recover incentive-based compensation received by any current or former executive officer based wholly or in part upon the attainment of a financial reporting measure that was erroneously awarded during the period of time specified in the recoupment policy. In addition, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features. Accordingly, the Company has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
Potential Payments upon Severance and Change in Control

Rich Riley – Former Co- Chief Executive Officer
Rich Riley, our former Co-Chief Executive Officer, is eligible to receive the severance benefits described above under the section titled—“Separation and Advisory Agreement with Rich Riley.”

Matt Plavan – Chief Financial Officer and Chief Operating Officer
Our Chief Financial Officer and Chief Operating Officer, Matt Plavan, received a one-time initial “Welcome” grant of 1,101,983 shares of RSUs under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), and pursuant to the Company’s then-current restricted stock agreement, and an “Annual” grant of 241,105 shares of RSUs. If Mr. Plavan is terminated for any reason except “Cause” (as defined by the 2021 Plan), he will become vested in shares equal to six months of his base salary and benefits coverage costs. If there is a “change-in-control” (as defined by the 2021 Plan), and Mr. Plavan is terminated for any reason except “Cause,” then the unvested portion of his Welcome grant will be deemed to have vested immediately prior to his termination date.
In addition, in the event of a corporate transaction (as defined in the 2021 Plan), any equity awards granted to our named executive officers under our 2021 Plan, unless otherwise provided in the named executive officer’s award agreement or other written agreement with us, that are outstanding and not assumed, continued or substituted for by any surviving or acquiring entity will be accelerated in full (or, for performance-based awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) effective as of a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), subject to the executive officers’ continuous service with the Company through the effective time of the corporate transaction.
Health and Welfare Benefits
Our named executive officers are eligible to participate in all of our benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, and 401(k) plan, in each case generally on the same basis as other employees. We do not offer a pension plan or other qualified or non-qualified defined benefit or deferred compensation plans. Our Compensation Committee may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Perquisites
We typically do not offer perquisites or personal benefits to our named executive officers other than telephone and internet stipends generally available to other employees. We may from time to time provide reasonable relocation or signing bonuses to our named executive officers as the Compensation Committee determines appropriate to assist such individuals to commence employment with us.
Tax and Accounting Considerations
As a general matter, the Compensation Committee reviews and consider, among other factors, the various tax and accounting implications of compensation programs we utilize.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1) ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	22,648,011	(1)(2)	$0.17	(3)	36,392,293
Equity compensation plans not approved by stockholders	—	(4)	—		—
Total	22,648,011		$0.17		36,392,293
______________________
(1)Includes the following plans: Origin Materials, Inc. 2021 Equity Incentive Plan, Origin Materials, Inc. 2021 Employee Stock Purchase Plan, Micromidas, Inc. 2020 Equity Incentive Plan and Micromidas, Inc. 2010 Stock Incentive Plan. For further detail on our equity compensation plans, please see Note 15 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.
(2)This number includes 14,139,810 shares subject to RSUs and 1,590,227 shares subject to PSUs.
(3)The weighted average exercise price relates solely to outstanding stock option shares since shares subject to the RSUs have no exercise price.
(4)We do not have any non-stockholder approved equity compensation plans.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.
Tabular Disclosure of Pay Versus Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and non-PEO named executive officers (“Non-PEO NEOs”)

and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The table below presents the pay versus performance information for the named executive officers which have been calculated in a manner consistent with Item 402(v) of Regulation S-K.Use of the term “compensation actually paid” (or “CAP”) is required by the Securities and Exchange Commission’s (“SEC”) rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below.

	Summary Compensation Total for PEOs (a)		Compensation Actually Paid to PEOs (b)				Value of Initial Fixed $100 Investment Based On:
Year	John Bissell ($)	Rich Riley ($)	John Bissell ($)	Rich Riley ($)	Average Summary Compensation Total for Non-PEO NEOs ($)(a)	Average Compensation Actually Paid to Non-PEO NEOs ($)(b)	Total Shareholder Return ($) (c)	Net Income ($) (d)
2024	761,936	422,794	999,925	389,799	563,731	993,092	12.81	(83,697,000)
2023(1)	810,567	915,657	(2,173,779)	(2,428,667)	951,484	33,781	8.37	23,798,000
2022	1,957,115	2,059,799	(1,330,584)	(941,438)	1,048,856	754,461	46.15	78,569,000
__________________

(a) The amounts reflect the summary compensation table (“SCT”) totals for the PEOs and the average of the summary compensation totals for the Non-PEO NEOs. The PEOs and Non-PEO NEOs included in the columns reflect the following:

Year	PEOs	Non-PEO NEOs
2024	John Bissell, Rich Riley	Matt Plavan, Joshua Lee
2023	John Bissell, Rich Riley	Matt Plavan, Joshua Lee
2022	John Bissell, Rich Riley	Nate Whaley, Stephen Galowitz, Joshua Lee

(b) These columns represent the CAP by adjusting the named executive officer’s total compensation for certain amounts relating to equity awards, as follows:
Fair value or change in fair value, as applicable, of equity awards included in the CAP columns was determined by (i) RSU awards, closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, (ii) PSU awards, the same valuation methodology as RSU awards above except year-end and vesting date values are multiplied by the probability of achievement as of each such date, (iii) stock options, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and probability of achievement.
For the portion of CAP that is based on year-end stock prices, the following prices were used: for 2024 $1.28, 2023 $0.84 and 2022 $4.61.

(1)     In the Company’s definitive proxy statement filed on March 22, 2024, the Company incorrectly disclosed that for fiscal year 2023 the Average Compensation Actually Paid to Non-PEO NEOs was $494,410, which inadvertently included vested RSUs and stock options for our former Chief Financial Officer, Nate Whaley, however, such RSUs and stock options did not vest and were forfeited as of December 31, 2023 and should not have been included in the calculation.

	2024
2024 “Compensation Actually Paid” to each PEO	John Bissell	Rich Riley
Total reported in 2024 SCT	$761,936	$422,794
Less: value of stock and option award reported in SCT	(447,300)	—
Plus: Year-end value of awards granted in 2024 that are unvested and outstanding as of the end of 2024*	576,000	—
Plus: Change in fair value (from prior year-end) of prior year awards that are outstanding and unvested as of the end of 2024*	310,976	364,800
Plus: Fair value as of the vesting date of awards that were granted and vested in 2024*	—	—
Plus: Change in fair value (from prior year-end) as of the vesting date of prior year awards that vested in 2024*	(201,687)	(397,795)
Less: Prior year fair value of prior year awards that failed to meet applicable vesting conditions in 2024*	—	—
Total adjustments	237,989	(32,995)
Compensation Actually Paid for fiscal year 2024	$999,925	$389,799
______________________
*     The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

The average “Compensation Actually Paid” to the Non-PEO NEOs	2024
Average total reported in SCT	$563,731
Less: Average value of stock and option award reported in SCT	(231,602)
Plus: Average year-end value of awards granted in the covered year that are unvested and outstanding as of the end of the covered year*	298,240
Plus: Average change in fair value (from prior year-end) of prior year awards that are outstanding and unvested as of the end of the covered year*	295,369
Plus: Average fair value as of the vesting date of awards that were granted and vested in the covered year*	—
Plus: Average change in fair value (from prior year-end) as of the vesting date of prior year awards that vested in the covered year*	67,354
Less: Average prior year fair value of prior year awards that failed to meet applicable vesting conditions in the covered year*	—
Total adjustments	429,361
Average Compensation Actually Paid	$993,092
______________________
*     The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c) Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period. The beginning of the measurement period for each of the fiscal years in the table is December 30, 2021 (which was the last trading day in 2021).
(d) Represents the amount of net income reflected in the Company’s audited financial statements for each applicable fiscal year.
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above.

Relationship between Compensation Actually Paid and Company Total Shareholder Return
Compensation Actually Paid ($thousand)
9,000
6,000
3,000
—
(3,000)
100
90
80
70
60
50
40
30
20
10
0
12/31/21
12/31/22
12/31/23
12/31/24
John Bissell CAP
Rich Riley CAP
Non-PEO NEOs CAP
Origin TSR

Relationship between Compensation Actually Paid and Net Income
Compensation Actually Paid ($thousand)
2,000
—
(2,000)
(4,000)
(6,000)
Net Income ($MM)
100
50
—
(50)
(100)
12/31/22
12/31/23
12/31/24
John Bissell CAP
Rich Riley CAP
Non-PEO NEOs CAP
Net income

All information provided above under the “Required Tabular Disclosure of Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 4, 2025 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and nominees for director; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of our capital stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 149,324,698 shares of our common stock outstanding as of March 4, 2025. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of March 4, 2025 and issuable upon the vesting of RSUs held by the person within 60 days of March 4, 2025. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Origin Materials, Inc., 930 Riverside Parkway, Suite 10, West Sacramento, California 95605. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
Artius Acquisition Partners LLC (1)	14,326,667	8.9%
Named Executive Officers and Directors:
John Bissell(2)	2,228,714	1.5%
Matt Plavan(3)	329,985	*
Joshua Lee(4)	240,941	*
Pia Heidenmark Cook (5)	100,198	*
Kathleen B. Fish(6)	278,183	*
William J. Harvey(7)	329,417	*
John Hickox (8)	110,937	*
Craig A. Rogerson (9)	—	*
R. Tony Tripeny (10)	457,882	*
Jim Stephanou (11)	—	*
All executive officers and directors as a group (10 persons) (12)	4,076,257	5.1%
______________________
*Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)Includes (1) 3,000,000 shares of common stock held by Artius Acquisition Partners LLC (“Artius”) and (2) 11,326,667 shares of common stock issuable to Artius pursuant to warrants exercisable within 60 days of March 4, 2025. Boon Sim is a founding member of Artius and can exercise voting and investment power with respect to the common stock held by Artius, and may be deemed to beneficially own such shares. The principal business address for Artius is c/o Artius Acquisition Inc., 3 Columbus Circle, Suite 2215, New York, NY 10019.
(2)Consists of 1,088,730 shares of common stock held directly by Mr. Bissell, 1,089,984 shares of common stock issuable to Mr. Bissell pursuant to options exercisable within 60 days of March 4, 2025, and 50,000 shares of PSUs achieved and released within 60 days of March 4, 2025. Does not include 37,500 shares issuable upon the settlement of PSUs which have vested within 60 days of March 4, 2025 but remain subject to a holding period.

(3)Consists of 303,195 shares of common stock held directly by Mr. Plavan and 26,790 shares of PSUs achieved and released within 60 days of March 4, 2025.
(4)Consists of 199,010 shares of common stock held directly by Mr. Lee, 16,931 shares of common stock issuable to Mr. Lee pursuant to options exercisable within 60 days of March 4, 2025, and 25,000 shares of PSUs achieved and released within 60 days of March 4, 2025. Does not include 9,375 shares issuable upon the settlement of PSUs which have vested within 60 days of March 4, 2025 but remain subject to a holding period.
(5)Consists of 100,198 shares of common stock held directly by Ms. Cook. Does not include 18,361 shares of common stock that Ms. Cook has deferred for future issuance.
(6)Consists of 193,039 shares of common stock held directly by Ms. Fish and 85,144 shares of common stock issuable to Ms. Fish pursuant to RSUs that will vest within 60 days of March 4, 2025.
(7)Consists of 85,539 shares of common stock held directly by Mr. Harvey, and 85,144 shares of common stock issuable to Mr. Harvey pursuant to RSUs that will vest within 60 days of March 4, 2025.
(8)Consists of 110,937 shares of common stock held directly by Mr. Hickox, but does not include 88,218 shares of common stock Mr. Hickox has deferred for future issuance or 177,055 shares pursuant to RSUs that will vest within 60 days of March 4, 2025 that have been deferred for future issuance.
(9)Does not include 154,370 shares of common stock that Mr. Rogerson has deferred for future issuance or 97,899 shares of common stock issuable to Mr. Stephanou pursuant to RSUs that will vest within 60 days of March 4, 2025 that have been deferred for future issuance.
(10)Consists of 224,610 shares of common stock held directly by Mr. Tripeny, 73,000 shares of common stock held by the Revocable Trust of R. Tony Tripeny and 160,272 shares of common stock issuable to Mr. Tripeny pursuant to RSUs that will vest within 60 days of March 4, 2025, but does not include 86,175 shares of common stock that Mr. Tripeny has deferred for future issuance or 12,755 shares pursuant to RSUs that will vest within 60 days of March 4, 2025 that have been deferred for future issuance.
(11)Does not include 74,256 shares of common stock that Mr. Stephanou has deferred for future issuance or 85,144 shares of common stock issuable to Mr. Stephanou pursuant to RSUs that will vest within 60 days of March 4, 2025 that have been deferred for future issuance.
(12)Includes shares beneficially held by the executive officers and directors.

Certain Relationships and Related Transactions, and Director Independence
Other than compensation arrangements for our directors and executive officers, which are described under the section titled “Executive Compensation” of this Proxy Statement, we did not enter into any transactions since January 1, 2023 to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at the end of our last two completed fiscal years; and
•any of our directors, executive officers or holders of more than 5% of any class of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.
Indemnification Agreements

Our Certificate of Incorporation contains provisions limiting the liability of executive officers and directors, and the Bylaws provide that we will indemnify each of our executive officers and directors to the fullest extent permitted under Delaware law. The Certificate of Incorporation and the Bylaws also provide the board of directors with discretion to indemnify certain key employees when determined appropriate by our board.

We have entered into indemnification agreements with each of our directors and officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, the Certificate of Incorporation and the Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Policies and Procedures for Related Party Transactions
Our Audit Committee has the primary responsibility for reviewing and approving transactions with related persons. Our Audit Committee charter provides that our Audit Committee shall review and approve in advance any related person transactions. Our board of directors has adopted a formal written policy providing that officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of the Audit Committee, or other independent members of our board of directors in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the Audit Committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the Audit Committee will take into account all of the relevant facts and circumstances available.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Proxy Statement, Annual Report on Form 10-K or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, including the Notice, or if you currently receive multiple copies and would like to request “householding” of your communications, please notify your broker or us. Direct your written request to us to Origin Materials, Inc., Attention: Investor Relations, 930 Riverside Parkway, Suite 10, West Sacramento,

California 95605 or by telephone at (916) 231-9329. In the event a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.
OTHER MATTERS

Fiscal Year 2024 Annual Report and SEC Filings
Our financial statements for our year ended December 31, 2024 are included in our Annual Report on Form 10-K. This Proxy Statement and our annual report are posted on our website at www.originmaterials.com under “Investors” and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Origin Materials, Inc., Attention: Investor Relations, 930 Riverside Parkway, Suite 10, West Sacramento, California 95605.
*    *    *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

BY ORDER OF THE BOARD OF DIRECTORS

John Bissell
Chief Executive Officer
West Sacramento, California
March 24, 2025

ORIGIN MATERIALS, INC.
930 RIVERSIDE PKWY.
SUITE 10
WEST SACRAMENTO, CA 95605

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ORGN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62362-P25215

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORIGIN MATERIALS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following Class I director nominees:

Nominees:	For	Withhold
1a. WILLIAM HARVEY	☐	☐
1b. CRAIG ROGERSON	☐	☐
1c. PIA HEIDENMARK COOK	☐	☐

	For	Against	Abstain
2. Ratify the appointment of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for our fiscal year ending December 31, 2025	☐	☐	☐
3. Advisory approval of our executive compensation	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V62363-P25215

ORIGIN MATERIALS, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 6, 2025 7:30 AM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) John Bissell, Matt Plavan and Joshua Lee, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ORIGIN MATERIALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM Eastern Time, on May 6, 2025, virtually at www.virtualshareholdermeeting.com/ORGN2025, and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such matter as may properly come before such Annual Meeting of Stockholders and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matter is properly presented at the Annual Meeting of Stockholders, or any adjournment or postponement thereof, this proxy will be voted in the named proxies' discretion on such matters.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Continued and to be signed on reverse side